                                                                 EXHIBIT 10.9(d)


                                                           Contract No. 31044000








                              No-Notice Storage and

          Transportation Delivery Service Agreement Rate Schedule NNT-1

                                     between

                         Colorado Interstate Gas Company
                                       and
                               Greeley Gas Company
                    (a division of Atmos Energy Corporation)

                             Dated: October 1, 2001

                                                           Contract No. 31044000

         NO-NOTICE STORAGE AND TRANSPORTATION DELIVERY SERVICE AGREEMENT
                               RATE SCHEDULE NNT-1

The Parties identified below, in consideration of their mutual promises, agree as follows:

1.       TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.       SHIPPER: GREELEY GAS COMPANY, (A DIVISION OF ATMOS ENERGY CORPORATION)

3. APPLICABLE TARIFF: Transport's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Point of Withdrawal and Primary Point(s) of Delivery shall be on a firm basis. Delivery of quantities at Secondary Point(s) shall be in accordance with the Tariff.

6. DELIVERY: Transporter agrees to transport and deliver Delivery Quantities to Shipper (or for Shipper's account) at the Point(s) of Delivery identified in Exhibit "A."

7. RATES AND SURCHARGES: As set forth in Exhibit "B." For example, Transporter and Shipper may agree that a specified discount rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; (e) only to specified Point(s) of Receipt, Point(s) of Delivery, mainline area segments, supply areas, transportation routes, or defined geographical areas; or (f) in a specified relationship to the quantities actually Delivered (i.e., that the rates shall be adjusted in a specified relationship to quantities actually Delivered); provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the service provided under this Agreement.

8.       MAXIMUM DELIVERY QUANTITY ("MDQ"): 12,985 Dth per Day
         MAXIMUM AVAILABLE CAPACITY ("MAC"): 422,142 Dth
         MAXIMUM DAILY INJECTION QUANTITY ("MDIQ"): 4,151 Dth per Day MAXIMUM DAILY WITHDRAWAL QUANTITY ("MDWQ"): 12,985 Dth per Day

         All storage entitlements as stated herein ("MAC," "MD1Q," and "MDWQ") are based on an Average Thermal Content of Gas in Storage of 1,000 Btu per cubic foot. The Available Daily Injection Quantity ("ADIQ"), Available Daily Withdrawal Quantity ("ADWQ"), and storage entitlements shall be subject to the General Terms and Conditions of the Tariff and stated on CIG's Electronic Bulletin Board.

         REDUCTION OF MDQ. Effective May 1, 2002, and May 1 of any year thereafter through the term of this Agreement and subject to six months' prior written notice, Shipper shall have the right to reduce the MDQ under this Agreement subject to, and in accordance with, the following conditions and limitations:

(a) The applicable regulatory or legislative body issues a final and nonappealable order allowing Shipper to permanently unbundle its merchant and transportation functions;


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                                                           Contract No. 31044000

(b) The following calculation shall be used to determine the amount of MDQ, if any, no longer needed by Shipper to provide service to the markets served by this Agreement resulting from sales volume losses due to unbundling ("Excess MDQ"):

                            EXCESS MD1Q = (A X B) - C

                  where:

                  AS = The Shipper system served by Transporter under this
                       Agreement, which is affected by unbundling.

                  A  = The average peak day usage factor on the AS (in Dth per customer).

                  B  = Sales customer losses by Shipper on the AS due to
                       unbundling, excluding former Shipper sales customers being served by a Shipper affiliate.

                  C  = Any incremental transportation, gathering, and storage volumes contracted for by Shipper for the AS after the execution of this Agreement.

                  The resulting value may not be negative and shall be rounded down to a whole number. However, should shipper demonstrate the loss of an individual sales customer whose estimated peak day demand exceeds 10 Dth, excluding former Shipper sales customers being served by a Shipper affiliate, then that volume shall be added to the Excess MDQ, provided that the total Excess MDQ from such individual customers is less than 1,000 Dth.

(c) Despite Shipper's use of its best efforts to acquire state approvals for cost recovery to avoid incurring "stranded costs" (including amounts due Transporter under this Agreement related to Excess MDQ), the applicable regulatory or legislative body does not approve a mechanism which provides Shipper the opportunity to recover from its rate payers such stranded costs.

(d) Despite Shipper's use of its best efforts to assign and/or release the Excess NMQ to recover the costs (if any) which Shipper was not afforded an opportunity to recover from its ratepayers under an approved mechanism, Shipper is unable to either so assign and/or release the Excess MDQ; and

(e) Shipper has exercised all rights it has to reduce contract entitlements under all firm transportation, gathering, and storage agreements with parties other than Transporter under which agreements gas is provided to the AS; then

(f) If the conditions set forth above have been satisfied, Shipper shall have the right to reduce the MDQ by an amount up to the Excess MDQ for the period from the effective date of Shipper's notice through a date designated by Shipper (not to exceed the date of termination of this Agreement). Provided, however, Transporter shall have the option, by notice delivered to Shipper within 45 days of Transporter's receipt of Shipper's notice, to designate an equivalent volume of the firm contract capacity under Transporter firm transportation and/or storage agreement(s) serving the AS other than this Agreement for reduction in lieu of a reduction of the MDQ under this Agreement.

9.       NEGOTIATED RATE AGREEMENT: [ ] Yes [X] No

10.      TERM OF AGREEMENT: Beginning: OCTOBER 1, 2001
                            Extending through: APRIL 30, 2005


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                                                           Contract No. 31044000

1.       NOTICES, STATEMENTS, AND BILLS:

         TO SHIPPER:

                  INVOICES FOR TRANSPORTATION:
                  Greeley Gas Company, (a division of Atmos Energy Corporation) 160 Lincoln Centre
                  Three 5430 LBJ Freeway
                  Dallas, Texas 75240 Attention: John Hack

                  ALL NOTICES:
                  Greeley Gas Company, (a division of Atinos Energy Corporation) 160 Lincoln Centre
                  Three 5430 LBJ Freeway
                  Dallas, Texas 75240 Attention: John Hack


         TO TRANSPORTER:

                  See Payments, Notices, Nominations and Points of Contact sheets in the Tariff.

11. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the
Parties: The No-Notice Storage and Transportation Delivery Service Agreement between Transporter and Shipper dated April 1, 2000, referred to as Transporter's Agreement No. 31028000B.

12. ADJUSTMENT TO RATE SCHEDULE NNT-1 AND/OR GENERAL TERMS AND CONDITIONS: N/A

2. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule NNT-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 12 of the Agreement).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Transporter:                               Shipper:

COLORADO INTERSTATE GAS COMPANY            GREELEY GAS COMPANY


By: /s/ Donald J. Zinko, Vice President    By: /s/ Gordon J. Roy, Vice President

Approved
For Execution

By
    -----------------------------------
    Legal Dept.

Accepted and agreed to this              Accepted and agreed to this
_____ day of ____________,2001.          2nd day of October, 2001.


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

                                                           Contract No. 31044000


                                   EXHIBIT "A"

         No-Notice Storage and Transportation Delivery Service Agreement
                                     Between
                         Colorado Interstate Gas Company
                                       And
                              Greeley Gas Company,
                    (a division of Atmos Energy Corporation)

                             Dated: October 1, 2001

1.       Shipper's Maximum Delivery Quantity ("MDQ") 12,985 Dth per Day

2.       2. Shipper's Maximum Available Capacity ("MAC"): 422,142 Dth.

3.       Shipper's Maximum Daily Injection Quantity ("MDIQ"): 4,151 Dth per Day.

4.       Shipper's Maximum Daily Withdrawal Quantity ("IVIDWQ"): 12,985 Dth per
         Day.

                                                                                Maximum
Primary                                 Point of Deliver Quantity               Delivery
Point(s) of                                   (Dth per Day)                     Pressure
Delivery                                        (Note 1)                        p.s.i.g.
-----------                             -------------------------               --------
Canon City Group (Note 3)

     Canon City                                     8,968                    (Note 2)

     Colorado State Penitentiary                      635                    100

     Engineer's Station 476+78                         12                    Line Pressure

     Florence City Gate                             2,096                    60

     Fremont County Industrial Park                    18                    Line Pressure

     Penrose City Gate                                285                    60

     Penrose PBS-2                                    274                    Line Pressure

     Portland City Gate                                75                    100

     Pritchett City Gate                               75                    150

     TOTAL CANON CITY GROUP                        12,438
                                                   ------

     CAPACITY RELEASE TOTAL                        10,195
                                                   ------


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

                                                           Contract No. 31044000


                                   EXHIBIT "A"

                                          PRIMARY POINT(S) OF DELIVERY
PRIMARY POINT(S)                             QUANTITY (DTH PER DAY)              MAXIMUM DELIVERY
OF DELIVERY                                         (NOTE 1)                     PRESSURE P.S.I.G.
----------------                          ----------------------------           -----------------
EADS GROUP

         Brandon Station                                59                               350

         Eads City Gate                                440                                60

         Highline Taps:                                  9                          Line Pressure
         Nepolan (Bent County)

         Penrose (Fremont County)                       23                          Line Pressure

         Piggery (Fremont County)                        8                          Line Pressure

         L.J. Stafford (Baca County)                     8                          Line Pressure

         TOTAL EADS GROUP                              547

MCCLAVE DELIVERY                                       748                               500

SPRINGFIELD                                          1,495                          Line Pressure

         TOTAL                                      12,985

NOTES:

(1) The sum of the Delivery Quantities at Point(s) of Delivery shall not be greater than Shipper's MDQ.

(2)      Line Pressure but not less than 100 p.s.i.g.

(3) For Capacity Release purposes, the aggregate of the Canon City Group Point of Delivery Quantities is 10,195 Dth per Day. To the extent that Shipper is not utilizing a portion of its remaining Point of Delivery Quantities at non-Canon City Group Points of Delivery, Shipper may take up to 12,438 Dth per Day for the Canon City Group provided that total deliveries under this Agreement do not exceed the MDQ of 12,985 Dth per Day unless an Authorized Overrun has been granted to Shipper by Transporter.


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

                                                           Contract No. 31044000

                                   EXHIBIT "B"

         No-Notice Storage and Transportation Delivery Service Agreement
                                     between
                         COLORADO INTERSTATE GAS COMPANY
                                       and
                              GREELEY GAS COMPANY,
                    (a division of Atmos Energy Corporation)

                             Dated: October 1, 2001

                                 COMMODITY               FUEL
                               INJECTION RATE        REIMBURSEMENT            SURCHARGES
                               --------------        -------------            ----------
Storage Injection .......      ..... (Note 1)           (Note 2)               (Note 3)

PRIMARY POINT(S)                 R1-RESERVATION         COMMODITY
  OF DELIVERY                         RATE            DELIVERY RATE            TERM OF RATE         SURCHARGES
----------------                 --------------       -------------            ------------         ----------
As listed on Exhibit "A"            (Note 1)             (Note 1)            Through 4/30/2005       (Note 3)

NOTES:

(1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule NNT-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

(2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in The Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

(3)      Surcharges, If Applicable:

            All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

GAS QUALITY SURCHARGE:

            The Gas Quality Control Surcharge shall be assessed pursuant to
            Article 20 of the General Terms and Conditions as set forth in The Tariff.

GRI:

            The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

ORDER NO. 636 TRANSITION COST MECHANISM:

            Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

ACA:

            The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.


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